UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 14, 2011

La Jolla Pharmaceutical Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-24274	33-0361285
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4365 Executive Drive, Suite 300, San Diego, California		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 452-6600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

On January 14, 2011, the Audit Committee of the Board of Directors of La Jolla Pharmaceutical Company (the "Company"), approved the engagement of BDO USA, LLP ("BDO") as the Company’s independent registered public accountant to audit the Company’s financial statements for the fiscal year ended December 31, 2010. Also on January 14, 2011, the Audit Committee dismissed Ernst & Young, LLP ("Ernst & Young") as the Company’s independent registered public accountant.

The audit reports of Ernst & Young on the Company’s financial statements, as of and for the fiscal years ended December 31, 2009 and December 31, 2008, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that each of these reports contained an explanatory paragraph expressing substantial doubt as to the Company's ability to continue as a going concern as a result of recurring losses and a large accumulated deficit.

The audit report of Ernst & Young on the effectiveness of internal control over financial reporting as of December 31, 2008, did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. No audit report on the effectiveness of internal control over financial reporting was required as of December 31, 2009.

During the fiscal years ended December 31, 2010, 2009 and 2008, and from January 1, 2011 through January 14, 2011: (1) the Company had no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreement in connection with its reports; and (2) there have been no "reportable events" (as defined in Item 304(a)(1)(v) of Regulation S-K).

During the fiscal years ended December 31, 2010, 2009 and 2008, and from January 1, 2011 through January 14, 2011, the Company did not consult with BDO regarding: (1) the application of accounting principles to a specified transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (2) any matter or reportable event set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

The Company provided Ernst & Young with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the "SEC"). Ernst & Young has provided the Company with a letter to the SEC which is filed as Exhibit 16.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 16.1 Letter from Ernst & Young to the SEC dated January 14, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

La Jolla Pharmaceutical Company

January 18, 2011	By:	/s/ Gail A. Sloan

Name: Gail A. Sloan
Title: Chief Financial Officer and Secretary

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Exhibit Index

Exhibit No.	Description

16.1	Letter from Ernst & Young to the SEC dated January 14, 2011